Exhibit 10.3
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
As Adopted on July 17, 2019
As Amended on February 5, 2020
As Amended on August 11, 2020
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.
2.SHARES SUBJECT TO THE PLAN.
2.1Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 20,000,000 Shares1, plus (a) any authorized shares not issued or subject to outstanding grants under the Company’s Amended and Restated 2013 Stock Plan (the “Prior Plan”) on the Effective Date (as defined in Section 13.1 hereof); (b) shares that are subject to issuance pursuant to an award under the Prior Plan but cease to be subject to such award for any reason other than exercise or settlement of such award, as applicable, after the Effective Date, including because such award expires or is cancelled, forfeited, or terminated; (c) shares that were previously issued under the Prior Plan which are reacquired by the Company after the Effective Date pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company; (d) shares that are subject to issuance pursuant to an award under the Prior Plan to the extent such award is settled in cash after the Effective Date; and (e) shares that are subject to issuance pursuant to an award under the Prior Plan to the extent such shares are withheld by the Company in payment of the purchase price of restricted stock, the exercise price of an option or withholding obligations after the Effective Date. Subject to Sections 2.2 and 11 hereof, (A) in the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan; (B) in the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding obligations, such Shares shall remain available for issuance under the Plan; and (C) in the event that an outstanding Option, Restricted Stock Unit or SAR for any reason expires or is cancelled, forfeited or terminated, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or SAR, as applicable, shall remain available for issuance under the Plan. To the extent an Award is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. Notwithstanding anything to the contrary herein, (i) each share (including, without limitation, each share of the Company’s Class B Common Stock (the “Class B Common Stock”)) that becomes available for grant and issuance pursuant to this Plan on or after the Effective Date by virtue of the first or second
1 Represents 15,000,000 Shares added to the reserve on February 5, 2020 and 5,000,000 Shares added on August 11, 2020.

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sentence of this Section 2.1 shall be deemed a share of Common Stock upon so becoming available under this Plan, regardless of the type or class of Company capital stock previously attributed to such share, (ii) all shares subject to Awards awarded on and after the Effective Date shall be shares of Common Stock, and (iii) all shares reserved and available for grant and issuance pursuant to this Plan on and after the Effective Date shall be shares of Common Stock. For clarity: The foregoing sentence does not alter awards outstanding under the Prior Plan with respect to the Class B Common Stock. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company as a separate issuance) under the Plan upon exercise of ISOs (as defined in Section 4 hereof) exceed 60,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.
2.2Adjustment of Shares. In the event that the Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number and class of Shares subject to other outstanding Awards will (to the extent appropriate) be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities or other laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.
3.PLAN FOR BENEFIT OF SERVICE PROVIDERS.
3.1Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary or Parent of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Subsidiary or Parent or Affiliate of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.
3.2No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or Parent or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Parent or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4.OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.

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4.1Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
4.2Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.3Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee or may be awarded as immediately exercisable but subject to repurchase pursuant to Section 10 hereof as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted, and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. In no event shall an Option granted to an employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six (6) months after its date of grant. The Committee may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.4Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share on the date of grant unless expressly determined in writing by the Committee; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.
4.5Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (accepted via written, electronic or other means) (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities or other laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and satisfaction of any applicable Tax-Related Items (as defined in Section 8.3 hereof). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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4.6Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof, exercise of an Option will always be subject to the following terms and conditions, except for any longer exercise period(s) approved by the Committee and set forth in the Stock Option Agreement.
4.6.1Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond three (3) months after the date Participant ceases to be an employee deemed to be an NQSO), but in any event no later than the expiration date of the Options.
4.6.2Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares on the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by Participant (or Participant’s legal representative, in the case of Participant’s incapacity, or Participant’s executor, administrator, heir or legatee, in the case of Participant’s death, as the case may be), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond (a) three (3) months after the date Participant ceases to be an employee when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant ceases to be an employee when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.
4.6.3For Cause. If the Participant is Terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the first notification to the Participant of such Termination. If a Participant’s service is suspended pending an investigation of whether the Participant will be Terminated for Cause, all the Participant’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period. Nothing in this Section 4.6.3 shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Stock Option Agreement.
4.7Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
4.8Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Subsidiary or

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Parent of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.9Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, unless for the purpose of complying with applicable laws and regulations. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.
4.10No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
5.RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.
5.1Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement (accepted via written, electronic or other means) and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 8 hereof.

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5.3Dividends and Other Distributions. Participants holding Restricted Stock Awards will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the Award is granted. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Awards with respect to which they were paid.
5.4Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).
6.RESTRICTED STOCK UNITS.
6.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, by issuance of those Shares at a date in the future, or by a combination of cash and Shares. No Purchase Price shall apply to an RSU settled in Shares. All grants of RSUs will be evidenced by an Award Agreement (the “RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. No RSU will have a term longer than ten (10) years from the date the RSU is granted.
6.2Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment (including settlement) under an RSU to a date or dates after the RSU has vested, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated thereunder, to the extent the Participant is subject to Section 409A of the Code. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.
6.3Dividend Equivalent Payments.  The Board may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares.  In the discretion of the Board, such dividend equivalent payments may be paid in cash or Shares and they may either be paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs.  If the Board permits dividend equivalent payments to be made on RSUs, the terms and conditions for such dividend equivalent payments will be set forth in the RSU Agreement.
7.STOCK APPRECIATION RIGHTS.
7.1Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash or Shares (which may consist of Restricted Stock or RSUs) or a combination thereof, having a value equal to the value determined by multiplying (i) the difference between the Fair Market Value on the date of exercise over the Exercise Price and (ii) the number of Shares with respect to which the SAR is being exercised. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement (the “SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
7.2Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.

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7.3Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, which may not be less than the Fair Market Value on the date of grant.
7.4Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof, exercise of SARs will always be subject to the following terms and conditions, except for any longer exercise period(s) approved by the Committee and set forth in the SAR Agreement.
7.4.1Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee or required by applicable law. SARs must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.2Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to Vested Shares on the Termination Date or as otherwise determined by the Committee or required by applicable law. Such SARs must be exercised by Participant (or Participant’s legal representative, in the case of Participant’s incapacity, or Participant’s executor, administrator, heir or legatee, in the case of Participant’s death, as the case may be), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period after the Termination Date as may be determined by the Committee or required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.3For Cause. If the Participant is Terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to Vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
8.PAYMENT FOR PURCHASES AND EXERCISES.
8.1Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check or wire transfer), by or Automated Clearing House (“ACH”) transfer or, where expressly approved for the Participant by the Committee and subject to compliance with applicable law:
(a)by cancellation of indebtedness of the Company owed to the Participant;
(b)by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;
(c)by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income

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under Sections 483 and 1274 of the Code and (ii) unfavorable accounting treatment as determined by the Committee; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that, if required by applicable law, the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;
(d)by waiver of compensation due or accrued to the Participant from the Company for services rendered;
(e)by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(f)provided that a public market for the Common Stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or
(g)by any combination of the foregoing or any other method of payment approved by the Committee.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated for receipt of such transfers under this Section 8.1 shall be deemed to have been received for all purposes under this Plan as of the date on which such transfers were initiated from the transferor’s account and made irrevocable by the transferor.

8.2Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.
8.3Withholding Taxes.
8.3.1Withholding Generally. Prior to any relevant taxable or tax withholding events in connection with the Awards under this Plan, the Company may require the Participant to pay or make adequate arrangements satisfactory to the Company with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Items”). The Committee may, in its sole discretion and pursuant to such procedures as it may specify from time to time, require or permit a Participant to satisfy withholding obligations for such Tax-Related Items, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a value equal to the Tax-Related Items to be withheld or an amount of cash from the Participant’s wages or other cash compensation which would otherwise be payable to Participant, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Items to be withheld, or (d) withholding from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax-Related Items will not result in any

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adverse accounting consequence to the Company, as the Committee may determine in its sole discretion. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including maximum rates for the applicable tax jurisdiction to the extent consistent with applicable laws.
8.3.2Elections Under Section 83(i) of the Code. A Participant will not make an election under Section 83(i) of the Code if the Company determines that the Participant is then ineligible to make such an election under applicable law or without the Company’s prior written consent (which will not be unreasonably withheld or delayed, but may be conditioned upon the Participant’s entry into additional commitments as determined by the Company).
9.RESTRICTIONS ON AWARDS.
9.1Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs for Participants in the U.S., by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to Awards and any Shares underlying the Awards prior to the issuance of the Shares, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). Unless an Award is transferred pursuant to the terms of this Section, during the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Award shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.
9.2Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, Awards may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable foreign, federal, state and local securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise, settlement or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue Shares or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any foreign, federal, state and local law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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9.3Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
10.RESTRICTIONS ON SHARES.
10.1Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.
10.2Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon (i) subject to any applicable market standoff restrictions, the effective date of the first sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect Parent thereof is registered under the Exchange Act; or (iii) any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act; and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.
10.3Agreement to Vote Shares. At the discretion of the Committee, the Company may require that, as a condition to the receipt of the Shares upon issuance of an Award, exercise of an Option or SAR or settlement of an RSU, the Participant and any transferee of the Shares agree to vote such Shares pursuant to the terms of a Voting Agreement by and between the Company and certain of its stockholders.
10.4Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all written or electronic certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the written or electronic certificate. Any Participant who is permitted to execute a

Coinbase Global, Inc. 2019 Equity Incentive Plan	10

promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
10.5Securities Law Restrictions. All written or electronic certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable foreign, federal, state and local securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Company’s equity securities may be listed or quoted.
10.6Transfer Restrictions. All Shares or other securities delivered under this Plan will be subject to any restrictions on transfers of securities as set forth in the Company’s Bylaws, as may be amended from time to time.
11.CORPORATE TRANSACTIONS.
11.1Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:
(a)The continuation of such outstanding Awards by the Company (if the Company is the successor entity).
(b)The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or upon the settlement of any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 11, an Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the settlement of an RSU, for each Share subject to such Award, to be solely common stock of the successor corporation or its

Coinbase Global, Inc. 2019 Equity Incentive Plan	11

Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Acquisition or Other Combination.
(c)The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code).
(d)The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.
(e)The settlement of the Fair Market Value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any), followed by the cancellation of such Awards; provided, however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 11.1(d), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)The termination in its entirety of any outstanding Award, without payment of any consideration, that is not exercised in accordance with its terms upon or prior to consummation of the transactions contemplated by the Acquisition or Other Combination within a time specified by the Committee, in its discretion, for such exercise, whether or not such Award is then fully exercisable.
Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards have been continued, assumed or substituted, as described in Sections 11.1(a), (b) and/or (c).
11.2Substitution or Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code). In the event the Company elects to grant a new Option or SAR in substitution for and rather than assuming an existing option or stock appreciation right, such new

Coinbase Global, Inc. 2019 Equity Incentive Plan	12

Option or SAR may be granted with a similarly adjusted Exercise Price and number of underlying Shares and such other changes approved by the Committee, subject to the consent of the Participant.
12.ADMINISTRATION.
12.1Committee Authority. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;
(c)approve persons to receive Awards;
(d)determine the form and terms of Awards;
(e)determine the number of Shares or other consideration subject to Awards granted under this Plan;
(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Subsidiary or Parent or Affiliate of the Company;
(h)grant waivers of any conditions of this Plan or any Award;
(i)determine the terms of vesting, exercisability and payment (including settlement) of Awards to be granted pursuant to this Plan;
(j)correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement or any Exercise Agreement;
(k)determine whether an Award has vested or become exercisable;
(l)extend the vesting period beyond a Participant’s Termination Date;
(m)adopt rules and/or procedures (including the adoption of any subplan under this Plan or any annex or addendum to an Award Agreement) relating to the operation and administration of the Plan to accommodate or facilitate requirements of local law and procedures outside of the United States;

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(n)change the vesting schedule of Awards under the Plan prospectively in the event that the Participant’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of Awards;
(o)delegate any of the foregoing to a subcommittee consisting of one or more directors or executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law; and
(p)make all other determinations necessary or advisable in connection with the administration of this Plan.
12.2Indemnification. To the maximum extent permitted by applicable law, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in bad faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.
12.3Standalone, Tandem and Substitute Awards. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
12.4Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers of the Company the authority to grant an Award under this Plan.
12.5Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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12.6Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.
13.EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.
13.1Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.
13.2Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the Effective Date.
13.3Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options, SARs or RSUs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.
14.DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.
“Acquisition,” for purposes of Section 11, means:
(a)any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of

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any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(b)a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or
(c)the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company.
Notwithstanding the foregoing, the following transactions shall not constitute an “Acquisition”: (1) the closing of the Company’s first public offering pursuant to an effective registration statement filed under the Securities Act or (2) any transaction the sole purpose of which is to change the state of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.
“Award Agreement” means, with respect to each Award, the executed written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee. For purposes of the Plan, the Award Agreement may be accepted by a Participant via written, electronic or other means, subject to requirements under applicable law.
“Board” means the Board of Directors of the Company.
“Cause” means, unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement, Termination because of: (i) any material breach by Participant of any material written agreement between Participant and the Company and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of Participant’s duties and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv)

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Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (v) Participant’s conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (vi) Participant’s commission of or participation in an act of fraud against the Company; (vii) Participant’s intentional material damage to the Company’s business, property or reputation; or (viii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or Disability. The determination as to whether a Participant has been Terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.
“Common Stock” means the Company’s Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”).
“Company” means Coinbase Global, Inc., a Delaware corporation, or any successor corporation.
“Disability” means a Participant is unable to perform the duties of his or her customary position of employment by reason of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than twelve (12) months. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price per Share at which a holder of an Option or a SAR may purchase Shares issuable upon exercise of the Option or the SAR.
“Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a)if such Share is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Share is listed or admitted to trading as reported in The Wall Street Journal;
(b)if such Share is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and ask prices on the date of determination as reported by The Wall Street Journal (or as otherwise reported by any newspaper or other source as the Committee may determine); or

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(c)if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.
“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.
“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.
“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).
“Participant” means a person who receives an Award under this Plan.
“Plan” means this 2019 Equity Incentive Plan, as amended from time to time.
“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.
“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.
“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.
“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.
“Rule 701” means Rule 701 et seq. promulgated by the SEC under the Securities Act.
“SEC” means the U.S. Securities and Exchange Commission.
“Section 25102(o)” means Section 25102(o) of the California Corporations Code.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Shares” means shares of Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.
“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.
“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.

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“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Subsidiary or Parent or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services while the Participant is on a bona fide leave of absence, if such leave was approved by the Company or the applicable Subsidiary or Parent or Affiliate of the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of service, including suspension of vesting of the Award (including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.
“Vested Shares” means “Vested Shares” as defined in the Award Agreement for an Award.
* * * * * * * * * * *

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GLOBAL NOTICE OF STOCK OPTION GRANT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase Shares of Coinbase Global, Inc. (the “Company”), pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Global Stock Option Agreement attached hereto as Exhibit A including, if Optionee is a citizen of, or resident of or works outside of the United States, any special terms and conditions in the addendum attached thereto (the “Addendum” and together with the Global Stock Option Agreement, the “Agreement”).

Optionee	[●]
Maximum Number of Shares Subject to this Option	[●]
Exercise Price per Share (USD)	[●]
Date of Grant	[●]
Vesting Start Date	[●]
Exercise Schedule	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.
Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration as provided in the Agreement or the Plan.
U.S. Tax Status of Option (Check Only One Box):	❑ Incentive Stock Option (To the fullest extent permitted by the Code) ❑ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).
Vesting Schedule:	[●]
Transferability:	Optionee may not transfer this Option except as set out in the Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
General; Agreement: By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee and the Company agree that this Option is granted under and governed by this Global Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Agreement. The Plan and the Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Agreement, as applicable. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts this Option subject to all of their respective terms and conditions. The Option grant shall be subject to any additional or replacement terms and conditions set forth in the Addendum, which is attached to and made a part of this Grant Notice. Optionee acknowledges that there may be adverse tax consequences as a result of the Option (including upon grant or exercise of the Option or disposition of the Shares) and that Optionee should consult a tax adviser generally about the taxation of the Option. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of equity awards. This Option and any Shares subject to the Option as well as any Shares issued after February 12, 2016 (regardless of how Optionee acquired the Shares) shall be subject to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), including, but not limited to, certain transfer restrictions as summarized in the Agreement below, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”). By Optionee’s signature below, Optionee agrees that the Bylaw Restrictions, including the transfer restrictions set forth in the Agreement, shall also apply to any Shares or other stock options or equity awards that Optionee has acquired or been granted in the past (including, without limitation, any Shares, options or other equity awards that you acquired or were granted prior to the Date of Grant of this Option).
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or any third party involved in administering the Plan which the Company may designate. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate) may deliver in connection with this Option (including the Plan, this Grant Notice, the Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
Restrictions on Transfer: This Option is subject to restrictions on transfer and generally may not be transferred, except as set forth in the Agreement (see Sections 6 and 7 and the Addendum) and the Plan.

2

COINBASE GLOBAL, INC.

By/Signature:	Optionee Signature:

Typed Name:	Optionee Name:

Title:

ATTACHMENT:
Exhibit A – Global Stock Option Agreement

3

EXHIBIT A
GLOBAL STOCK OPTION AGREEMENT

GLOBAL STOCK OPTION AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
This Global Stock Option Agreement, including, if Optionee is a citizen of, or resident of or works outside of the United States, any special terms and conditions in the addendum attached thereto (the “Addendum” and, together with the Global Stock Option Agreement, this “Agreement”), is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Global Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Coinbase Global, Inc. (the “Company”) and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2019 Equity Incentive Plan (the “Plan”), or in the Grant Notice, as applicable.
1.GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of Shares set forth in the Grant Notice at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option for United States tax purposes in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”).
2.EXERCISE PERIOD.
(a)Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
(b)Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option shall expire immediately with respect to any Unvested Shares and may not be exercised with respect to any Unvested Shares on or after Optionee’s Termination Date.
(c)Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in this Agreement or the Plan.
3.TERMINATION.
(a)Termination for Any Reason Except Death, Disability or Cause (and without Death Following Termination).
(i)Except as provided in Section 3(b)(i) below in the event of Optionee’s death following Termination for any reason other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause) and Section 3(a)(ii) below does not apply, then (a) on Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares as of Optionee’s Termination Date and may not be exercised with respect to any such Unvested Shares, and (b) this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
(ii)Notwithstanding the foregoing, if Optionee has remained in continuous service with the Company or any Subsidiary or Parent or Affiliate of the Company as an employee, officer, director or consultant for at least two (2) years as of Optionee’s Termination Date, and Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than the earliest to occur of (i) the seven (7)-year anniversary of the Termination Date and (ii) the Expiration Date (the earliest to occur of clauses (i) and (ii), the “Extended Exercise Period”), subject to the Company’s ability to take any of the actions set forth in Section 11.1 of the Plan.
(b)Termination Because of Death or Disability (or in the Event of Death Following Termination).
(i)If Optionee is Terminated because of Optionee’s death or Disability (or in the event Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause and Section 3(a)(i) above would otherwise apply) and Section 3(b)(ii) below does not apply, then (a) on Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares as of Optionee’s Termination Date and may not be exercised with respect to any such Unvested Shares, and (b) this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative, in the case of Optionee’s incapacity, or Optionee’s executor, administrator, heir or legatee, in the case of Optionee’s death, as the case may be) no later than twelve (12) months after Optionee’s Termination Date, but in any event no later than the Expiration Date.
(ii)Notwithstanding the foregoing, if Optionee has remained in continuous service with the Company or any Subsidiary or Parent or Affiliate of the Company as an employee, officer, director or consultant for at least two (2) years as of Optionee’s Termination Date, and Optionee is Terminated because of Optionee’s death or Disability, then this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee during the Extended Exercise Period, subject to the Company’s ability to take any of the actions set forth in Section 11.1 of the Plan.
(c)Termination for Cause. If Optionee is Terminated for Cause, then this Option shall expire immediately upon the first notification to Optionee of such Termination for Cause. If Optionee’s service with the Company or any Subsidiary or Parent or Affiliate of the Company is suspended pending an investigation of whether Optionee will be Terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
(d)Impact on ISOs. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12)
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months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
(e)No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company (or any Subsidiary or Parent or Affiliate of the Company), or limit in any way the right of the Company (or, if different, the Subsidiary or Parent or Affiliate of the Company for which Optionee is rendering services (the “Employer”)) to terminate Optionee’s employment or other relationship at any time, with or without Cause, subject to applicable laws.
4.MANNER OF EXERCISE.
(a)Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s incapacity, Optionee’s legal representative, or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the Shares being purchased in accordance with this Agreement and applicable Tax-Related Items. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
(b)Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable foreign, federal, state and local securities and other laws, as they are in effect on the date of exercise.
(c)Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check or wire transfer), Automated Clearing House transfer (in any case, in United States Dollars), or subject to compliance with applicable law:
(i)by cancellation of indebtedness of the Company owed to Optionee;
(ii)if permitted by the Company, by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(iii)by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(iv)provided that a public market for the Common Stock exists, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so
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purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(v)by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
(d)Tax Withholding. As a condition to the exercise of this Option, Optionee must pay or make adequate provision for all applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to the Option and Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company or, if different, Optionee’s employer (the “Employer”) (all the foregoing tax-related items, “Tax-Related Items”).
(e)Issuance of Shares. Provided that the Exercise Agreement and payment or provision for Tax-Related Items are in form and substance satisfactory to counsel for the Company, and subject to Section 5 below, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5.COMPLIANCE WITH LAWS AND REGULATIONS.
(a)General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. If deemed necessary by the Company, any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to and conditioned upon compliance by the Company and Optionee (including any written representations, warranties and agreements as the Committee may request of Optionee for compliance with applicable laws) with all applicable foreign, federal, state and local securities laws or other law, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the Date of Grant and also on the date of exercise. Optionee may not be issued any Shares if such issuance would constitute a violation of any applicable foreign, federal, state and local securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares or other equity securities of the Company may then be listed or quoted. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
(b)Non-U.S. Optionees. If Optionee’s country of residence is other than the United States, Optionee makes the following additional representations, warranties and agreements:
(i)Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;
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(ii)Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 12(c)(ii) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S;
(iii) Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws; and
(iv)Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.
6.NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of Optionee only by Optionee or, in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.RESTRICTIONS ON TRANSFER.
(a)Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of the Shares or any interest in the Shares issued pursuant to this Agreement (including the Addendum) (including, without limitation, a transfer by gift or operation of law) except in compliance with the provisions of the Plan, this Agreement (including the Addendum), the Company’s Bylaws, the Company’s then current Insider Trading Policy, and applicable securities and other laws.
(b)Transfer of Shares. Any Holder (as defined below) seeking to transfer of some or all of its Shares shall give written notice thereof to the Secretary of the Company that shall include: (i) the name of the Holder; (ii) the proposed transferee; (iii) the number of Shares of the transfer of which approval is thereby requested; (iv) the purchase price (if any) of the shares proposed for transfer; (v) written assurances, in form and substance satisfactory to counsel for the Company, that (a) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable foreign, federal, state and local securities or other laws or (b) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable foreign, federal, state and local securities and other laws have been taken; and (vi) written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities or other laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities or other laws for the grant of this Option, the issuance of Shares thereunder or any other issuance of securities under the Plan. The Company may require the Holder to supplement its notice with such additional information as the Company may request.
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(c)Transferee Obligations. Each person (other than the Company) to whom the Shares or any interest therein are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Bylaws, (ii) the Company’s Right of First Refusal granted hereunder, (iii) the market stand-off provisions of Section 8 below and (iv) the other restrictions on transferability contained herein and in the Plan, to the same extent such Shares would be so subject if retained by Optionee.
(d)Purported Transfers. Any purported transfer of any Shares of the Company’s stock effected in violation of this Section 7 or otherwise in the Plan or this Agreement (including the Addendum) shall be null and void and shall have no force or effect and the Company shall not register any such purported transfer.
8.MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, if requested by the managing underwriter(s) in the initial underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO (plus up to an additional period of time to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including National Association of Securities Dealers and New York Stock Exchange rules), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section 8 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section 8 and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section 8 shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 9 (the “Right of First Refusal”).
(a)Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration (in any case, denominated in U.S. dollars) for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its
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assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
(b)Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.
(c)Purchase Price. The purchase price for the Offered Shares purchased under this Section 9 will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee (and denominated in U.S. dollars). If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration (and denominated in U.S. dollars).
(d)Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
(e)Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities and exchange laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section 9 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) subject to the market standoff restrictions set forth in Section 8, on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the Common Stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
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(g)Effect of Company Co-Sale Agreement. If Optionee is, or at any time hereafter becomes, a party to or otherwise bound by (i) the Company’s Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of October 26, 2018, among the Company and certain stockholders of the Company, as such may be amended and/or restated from time to time, and/or (ii) any other agreement that is a successor to or replacement of such agreement (collectively, the “Company Co-Sale Agreement”), then, in the event of any conflict or inconsistency between the provisions of Section 8 hereof and/or this Section 9 and any provisions in the Company Co-Sale Agreement granting the Company and/or other security holders of the Company rights of first refusal and/or co-sale rights with respect to any or all of the Shares or imposing market stand-off restrictions, Optionee agrees with the Company that the terms and conditions of the Company Co-Sale Agreement shall apply, govern, supersede and prevail over (and in lieu of) the provisions of Section 8 hereof and/or of this Section 9 (as applicable) so long as the Company Co-Sale Agreement is in effect and Optionee is a party to or bound thereby. If the Company Co-Sale Agreement is no longer in effect or if Optionee is not a party to or bound thereby, then the provisions of this Section 9 shall apply in full force and effect until termination of the Right of First Refusal and the provisions of Section 8 hereof shall apply in full force and effect in accordance with its terms. As a material inducement and consideration for the Company to enter into this Agreement, Optionee hereby agrees that if, the Company requests Optionee to enter into and become a party to (a) the Company Co-Sale Agreement (and to subject the Shares to the rights of first refusal held by the Company and other Company investors thereunder and the co-sale rights of other investors thereunder) and/or (b) the Company Voting Agreement (as defined below), pursuant to which Optionee would agree to vote all shares of Company stock held by Optionee for the election of directors and in favor of certain material transactions (such as mergers or sales of the Company), then Optionee will enter into such agreements and execute and deliver signature pages thereto (as requested by the Company) in such capacities as the Company requests, at the time of exercising this Option and as a condition to such exercise or at any later time.
10.RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or
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omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
12.RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
(a)General. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement, the Bylaws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed, and any applicable federal, foreign or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The certificates representing the Shares issued hereunder shall bear the following legends, in addition to any other legends deemed advisable by the Committee:
(i)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(ii)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
(iii)    THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S BYLAWS.
(b)U.S. Optionees. Optionee understands and agrees that, if Optionee’s country of residence is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares: THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE
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PERIOD OF TIME. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(c)Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:
(i)THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.
(ii)PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES MAY RESELL SUCH SHARES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
(iii)A HOLDER OF THE SHARES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, RESELL THE SHARES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
(d)Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(e)Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13.VOTING AGREEMENT. Optionee agrees that if Optionee becomes a party to (i) the Company Co-Sale Agreement or (ii) (A) the Company’s Amended and Restated Voting Agreement dated
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as of October 26, 2018, among the Company and certain stockholders of the Company, as such may be amended and/or restated from time to time, and/or (B) any other voting agreement that is a successor to or replacement of such agreement (collectively, the “Company Voting Agreement”), then Optionee agrees that the stock certificate(s) evidencing the Shares shall, in addition, bear any legends required under the Company Co-Sale Agreement and/or the Company Voting Agreement, as applicable.
14.CERTAIN TAX CONSEQUENCES AND NO ADVICE REGARDING GRANT. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH OPTIONEE RESIDES OR IS SUBJECT TO TAXATION BEFORE ACCEPTING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. The Company is not providing any tax, legal, or financial advice, nor is the Company making any representations or recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the Shares.
(a)Tax Advice. Optionee has obtained any necessary advice from an appropriate independent professional adviser in relation to the Tax-Related Items in connection with the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, the Optionee is confirming that appropriate advice has been sought from an independent adviser.
(b)Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant Date and (ii) one year after the exercise date, Optionee will immediately notify the Company in writing of such disposition.
(c)Responsibility for Taxes. Regardless of any action the Company or Employer takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (ii) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Optionee acknowledges that Optionee’s liability for Tax-Related Items may exceed the amount actually withheld by the Company or the Employer.
(d)Arrangements to Satisfy Tax-Related Items. Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company and/or the Employer or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) accept a cash payment in the amount of Tax-Related Items, (ii) withhold whole Shares which would otherwise be delivered to Optionee having an aggregate Fair Market Value as of the determination date or withhold an amount from Optionee’s wages or other cash compensation which would otherwise be payable to Optionee by the Company and/or the Employer, equal to the amount necessary to satisfy any such obligations, (iii) withhold from proceeds of the sale of Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf
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pursuant to this authorization), or (iv) accept a cash payment to the Company by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable.
(e)Maximum Withholding. The Company and/or the Employer may withhold or account for Tax-Related Items by considering up to applicable maximum statutory withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have sole discretion to deliver the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this Section 14 and Optionee unconditionally consents to and approves any such action taken by the Company. Optionee (or any beneficiary or person entitled to act on Optionee’s behalf) shall provide the Company with any forms, documents or other information reasonably required by the Company in connection with the Company’s or the Employer’s withholding and/or tax reporting obligations.
15.ACKNOWLEDGEMENT. The Company and Optionee agree that the Option is granted under and governed by the Grant Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Optionee: (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Optionee has carefully read and is familiar with their provisions, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Grant Notice.
16.AWARD SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT. The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Optionee’s employment or other service that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancellation of the Option (whether vested or unvested) and the recoupment of any gains realized with respect to the Option.
17.NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at
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such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: General Counsel.” Notices by facsimile shall be machine verified as received.
18.GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
19.ADDENDUM. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Addendum attached hereto if Optionee’s country of residence is other than the United States, including the special terms and conditions (if any) set forth beneath the name of such country on the Addendum. Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in the Addendum, including the special terms and conditions (if any) set forth beneath the name of such country on the Addendum, will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.
20.FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and on any Shares acquired upon exercise of this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
21.GENERAL PROVISIONS.
(a)Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
(b)Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement (including the Addendum and the annexes attached hereto), the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
(c)Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
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(d)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
(e)Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
(f)Waiver. Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Optionee or any other person who holds an outstanding Option.
(g)Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
* * * * *
Attachments:
Addendum to Global Stock Option Agreement
Annex A: Form of Global Stock Option Exercise Notice and Agreement
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ADDENDUM
TO
GLOBAL STOCK OPTION AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Global Notice of Stock Option Grant, the Global Stock Option Agreement to which this Addendum is attached and/or the Plan, as applicable.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States.
If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.
In accepting this Option, Optionee acknowledges, understands and agrees to the following:
1.Data Privacy Information and Consent. The Company is located at 548 Market Street, San Francisco, CA, United States, and grants awards to employees of the Company and its Subsidiaries, Parent and Affiliates, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.
1.1Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify Optionee (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.
1.2Stock Plan Administration Service Providers. The Company transfers Data to an independent stock plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the

Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative, only if permitted by applicable laws and regulations. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.
1.3Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.
1.4Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Addendum and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.
1.5Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at 548 Market Street, San Francisco, CA, United States, Attn: Stock Administration.
1.6Special Data Provisions for Optionees Residing and/or Working in Member Countries of the European Union and/or the European Economic Area. If Optionee resides and/or works in a member country of the European Union and/or the European Economic Area, the following provisions supplement this Section 1:
(a)GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (I) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (II) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.
(b)Optionee has certain rights under data protection legislation as summarised below:
•Right of access: Optionee has the right to obtain from us confirmation as to whether or not personal data concerning Optionee is being processed, and, where that is the case, to request access to the personal data, as well as certain information on how we are processing such data.
•Right to rectification: Optionee has the right to obtain from us the rectification of inaccurate personal data concerning Optionee. Considering the purpose of the processing, Optionee may also, in some cases, be entitled to supplemental information regarding incomplete personal data.
•Right to erasure (right to be forgotten): Optionee may, in certain circumstances, have his or her personal data deleted, for example if Optionee’s personal information is no longer necessary in relation to the purpose for which it was collected, if Optionee has objected to the processing of personal data and we do not have a legitimate interest which outweighs Optionee’s interest, if the personal data has been processed unlawfully, or if the personal data must be deleted to comply with a legal obligation.
•Right to restriction of processing: Optionee may require that the Company restrict the processing of Optionee’s personal data in certain cases, for example where the Company no longer needs Optionee’s personal data but Optionee needs it to determine, enforce or defend legal claims or Optionee has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Optionee’s interest.
•Right to data portability: In some circumstances, Optionee may be entitled to receive the personal data concerning Optionee which Optionee provided to the Company in a structured, commonly used and machine-readable format and Optionee has the right to transmit those personal data to another controller.
•Right to object: Optionee has the right to object to the processing of Optionee’s personal data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override Optionee’s interests, rights and freedoms.

(c)Optionee’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Optionee’s personal data, can be obtained by contacting Optionee’s local human resources representative. If Optionee wants to review, verify, correct or request erasure of Optionee’s personal information, object to the processing of Optionee’s personal data, or request that the Company transfer a copy of Optionee’s personal information to another party, please contact Optionee’s local human resources representative.
(d)The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).
(e)The Company will separately provide the Optionee with information in a data privacy notice on the collection, processing and transfer of their personal data, including the grounds for processing.
(f)If Optionee has any grievance, issue or problem in respect of the handling or processing of Optionee’s personal data in any way, Optionee has the right to lodge a complaint to the UK Information Commissioner's Office, whose contact details are as follows: Information Commissioner’s Office, Wycliffe House, Water Lane, Wilmslow Cheshire, SK9 5AF, 0303 123 1113; casework@ico.org.uk. Alternatively, Optionee can contact the Company’s Data Protection Officer at dpo@coinbase.com
2.Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.
3.Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.
5.Extraordinary Compensation. Optionee acknowledges, understands and agrees that the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose and are extraordinary items of compensation outside the scope of Optionee’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for any purpose, including, without limitation, calculating severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments.
6.Participation Ceases When Employment Ceases. For purposes of the Option, Optionee’s service will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, the Employer or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the Optionee’s continuous service, unless determined by the Committee, in its discretion. Unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such Termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any. The Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of the Option (including whether Optionee may still be considered to be providing services while on a leave of absence).
7.Additional Acknowledgments and Agreements. In accepting this Option, Optionee also acknowledges, understands and agrees that:
•the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
•the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
•all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;
•the Option and Optionee’s participation in the Plan shall not create a right to employment or other service or be interpreted as forming or amending an employment or service contract with the Company, Employer, or any Subsidiary or Parent or Affiliate of the
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Company and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, as applicable, to terminate Optionee’s employment or other service relationship;
•Optionee is voluntarily participating in the Plan;
•the Option and any Shares acquired under the Plan are not intended to replace any pension or retirement rights or compensation;
•the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
•if the underlying Shares do not increase in value, the Option will have no value;
•if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
•no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
•unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
•neither the Company, the Employer nor any Subsidiary, Parent or Affiliate shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
Notifications
This Addendum also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of December 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s
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participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.
Optionee is responsible for complying with all applicable tax, foreign asset reporting and/or exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired thereunder. Prior to exercise of the Options or transfer of funds from or into Optionee’s country, Optionee should consult the local bank and/or Optionee’s exchange control advisor, as interpretations of the applicable regulations may vary; additionally, exchange control rules and regulations are subject to change without notice.
In addition, the information contained in this Addendum is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.
Country-Specific Provisions
BRAZIL
Terms and Conditions
Employment Considerations. By accepting the Option, Optionee acknowledge and agree that (i) Optionee is making an investment decision, (ii) Optionee will be entitled to vest in and exercise the Option only if the vesting conditions are met and all necessary services are provided by Optionee, and (iii) the value of the Shares is not fixed and may increase or decrease without compensation to Optionee.
Notifications
Exchange Controls. Any remittance of funds abroad should be made through a local bank duly authorized to deal in foreign exchange in Brazil. In addition to the fees that may be charged by the financial institution for having the foreign exchange transactions liquidated and the corresponding funds remitted abroad, the Brazilian Tax on Financial Transactions (“IOF”) will be due upon such remittance, at the rate of 0.38%, upon the gross amounts involved on the transaction. Funds remitted into Brazil may also be subject to this tax. Optionee should consult with his or her personal advisor for any additional details on cross-border transactions that may be subject to the IOF.
Securities Laws. The Plan is not a public offer in Brazil and the offer is only directed at the individuals to whom the offer is specifically addressed. The Plan and the securities acquired under the Plan have not been, and will not be, publicly issued, placed, distributed, offered or negotiated in the Brazilian capital markets and, as a result, will not be registered with or supervised by the Brazilian Securities Commission (Comissão de Valores Mobiliários, the “CVM”) or any other any governmental authority in Brazil. Therefore, any shares acquired under the Plan will only be offered or sold in Brazil in circumstances which do not constitute a public offering, placement, distribution or negotiation under Brazilian capital markets regulations.
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Foreign Asset Reporting. Optionee is required to report any cash or share accounts held in a foreign institution where the value of the asset is more than USD 100,000. The information must be submitted to the Central Bank by April 5. The report must be submitted through the Central Bank online portal, using a valuation for all foreign assets held as of December 31.
IRELAND
Terms and Conditions
Employment Acknowledgment. By participating in the Plan, Optionee acknowledges and agrees that the benefits received in connection with the Option will not be taken into account for any redundancy or unfair dismissal claim.
Taxes. The references in the Plan and/or the Agreement to “Tax-Related Items” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to include, in particular, Universal Social Charge (USC) and Pay Related Social Insurance (PRSI). As a condition of participation in the Plan, Optionee authorizes the Company and/or the Employer to withhold all applicable taxes arising in Ireland at the time of exercise, regardless of whether such withholding may be required by law. Optionee acknowledges that the withholding may be done by any of the methods permitted in the Global Stock Option Agreement; however, should the Company or the Employer fail to withhold any or all Tax-Related Items for any reason, it remains Optionee’s obligation to pay Optionee’s tax liability, and neither the Company nor the Employer will be liable for Optionee’s failure to satisfy Optionee’s tax payment obligations.
Notifications
Director Notification Requirement. Directors and secretaries of the Company’s Irish Parent, Subsidiary or Affiliate and their respective spouses and children under 18 years of age and family-held companies or trusts who receive an Option or other award under the Plan or sell Shares of acquired under the Plan must notify the Company’s Irish Parent, Subsidiary or Affiliate, as applicable, in writing within five business days of (i) receiving or disposing of an interest in the Company, (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification rule applies as well to a shadow director of the Company’s Irish Parent, Subsidiary or Affiliate (i.e., an individual who is not on the board of the Company’s Irish Parent, Subsidiary or Affiliate but who has sufficient control so that the board of directors acts in accordance with the “directions or instructions” of the individual).
JAPAN
Terms and Conditions
Plan Addendum. The terms and conditions of the Japan Addendum to the Plan are incorporated by reference.
Restrictions on Transfer. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.
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Notifications
Securities Laws. The Company notifies Optionee, and Optionee acknowledges, that: (i) the solicitation of the Option falls under the category of solicitation towards small number investors as provided in Article 23-13.4 of the Financial Instruments and Exchange Law of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) and, therefore, no notification under Article 4.1 of the same has been made in respect of the solicitation; and (ii) Optionee is prohibited from transferring the Option, unless transferred as a whole; and/or (iii) the Option cannot be divided into parts.
Exchange Control. If Optionee remits, from his/her bank account in Japan, an amount to purchase Shares in one transaction that exceeds JPY 30,000,000, Optionee is required to file a Payment Report with the Japanese Ministry of Finance through (i) the bank through which the payment is executed within 10 days of such remittance or (ii) the Bank of Japan within 20 days of such remittance if Optionee files the Payment Report on the Foreign Exchange Online System thereof. If Optionee intends to acquire Shares with a value in excess of JPY 100,000,000 in a single transaction, Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of Japan. Note that a Payment Report is required independently of a Report Concerning Acquisition of Securities, and Optionee must file both Reports if the total amount paid on a one-time basis to purchase Shares exceeds JPY 100,000,000.
Optionee might not need to report to the Japanese Minister of Finance if the acquisition is made through a bank, securities company or other similar financial institutions, but purchases directly from the foreign parent company do not fall within this exception. Optionee should verify the limits and reporting requirements as these rules can change.
Foreign Asset Reporting. Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the Japanese tax authorities, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 of the next year. Optionee should consult with his or her personal tax advisor to determine if the reporting obligation applies to Optionee and whether Optionee will be required to include details of Optionee’s outstanding Options, as well as Shares, in the report.
There could be tax upon grant if the Option is transferable or if Optionee could enjoy the benefit of the Option in any manner other than by exercising them. Optionee should consult with personal tax advisor regarding those issues.
UNITED KINGDOM
Terms and Conditions
Employment Acknowledgment. Optionee acknowledges and agrees that his or her period of employment for purposes of the Plan will be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.
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Tax Withholding Obligations. As a condition of the grant of the Option, Optionee unconditionally and irrevocably agrees:
(i)to place the Company in funds and indemnify the Company in respect of (1) all liability to UK income tax which the Company is liable to account for on Optionee’s behalf directly to Her Majesty’s Revenue and Customs (“HMRC”); (2) all liability to national insurance contributions which the Company is liable to account for on Optionee’s behalf to HM Revenue & Customs (including secondary class 1 (employer’s) national insurance contributions for which Optionee liable); and, if so required by the Company, (3) all liability to national insurance contributions for which the Company is liable which arises as a consequence of or in connection with the Option; or
(ii)to permit the Company to sell at the best price which it can reasonably obtain such number of shares allocated or allotted to Optionee following exercise as will provide the Company with an amount equal to Optionee’s UK tax liability; and to permit the Company to withhold an amount not exceeding the UK tax liability from any amount paid or payable to Optionee;
(iii)if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such the Employer’s national insurance contributions liability is transferred to Optionee;
(iv)if so required by the Company, to enter into a joint election within Section 431 of (UK) Income Tax (Earnings and Pensions) Act 2003 in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Section 423 and 424 of that act); and
(v)to sign, promptly, all documents required by the Company to effect the terms of this provision, and references in this provision to “the Company” shall, if applicable, be construed as also referring to any Affiliate of the Company.
Employment Notification. Optionee waives all rights to compensation or damages in consequence of the termination of Optionee’s office or employment with the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company for any reason whatsoever (whether lawful or unlawful and including in circumstances giving rise to a claim for wrongful dismissal) in so far as those rights arise or may arise from Optionee ceasing to hold or being able to exercise the Option, or from the loss on diminution in value of any rights or entitlements in connection with the Plan.
Notifications
Tax Notification. If payment or withholding of the tax due in connection with the Option and is not made within ninety days after the end of the year in which the tax event occurs, or such other period specified in the income tax laws, the amount of any uncollected tax will constitute a loan owed by Optionee to the Company or, if different, the Employer. Optionee agrees that the loan will bear interest at then-current official rate of HMRC.
Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company, Optionee will not be eligible for such a loan to cover the income tax due as described above. In the event that tax is not timely collected or paid, the amount of any uncollected tax will constitute a benefit to Optionee on which additional income tax and National Insurance Contributions will be payable. Optionee acknowledges that the Company or, if different, the Employer may recover any such additional taxes
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from Optionee. Optionee will also be responsible for reporting and paying all taxes due on this additional benefit directly to HMRC under the self-assessment regime.
11

ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

GLOBAL STOCK OPTION EXERCISE NOTICE AND AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
*NOTE: Optionee must sign or electronically accept this Global Notice of Stock Option Exercise Notice and Agreement (this “Notice”) before submitting it to Coinbase Global, Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”, “I” or “me”):

Name:	Employee Number:

Address:	Email Address:
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No.

Date of Grant:	Type of Stock Option:

Exercise Price Per Share: $____

☐ Nonqualified (NQSO)

☐ Incentive (ISO)

Total number of Shares subject to the Option:
EXERCISE INFORMATION:
Number of Shares for which the Option is now being exercised [________________]. (These Shares are referred to below as the “Purchased Shares.”)
Total Exercise Price being paid for the Purchased Shares: $_____________
Form of payment enclosed [check all that apply]:
Check for $ ___________, payable to “COINBASE GLOBAL, INC.”
Certificate(s) for __________shares of Class ____ Common Stock of the Company. These shares will be valued as of the date this Notice is received by the Company. [Requires Company consent.]

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By accepting this Notice (whether written, electronic or otherwise), Optionee hereby agrees with, and represents to, the Company as follows:
1.Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of this Notice and the Global Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2019 Equity Incentive Plan, as it may be amended (the “Plan”).
2.Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register or qualify the Purchased Shares under the Securities Act or under any other securities law.
3.Securities Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the United States Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable foreign, federal, state and local securities or other laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future. In addition to any other limitation on transfer created by applicable securities and other laws, I will not assign, encumber or dispose of any interest in the Purchased Shares issued pursuant to this Notice except with the Company’s prior written consent and in compliance with the provisions of the Plan, this Notice, the Global Stock Option Agreement governing the Option, the Company’s Bylaws, the Company’s then current Insider Trading Policy, and applicable securities and other laws.
4.Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
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5.Rights of First Refusal; Market Standoff. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market standoff covenants (sometimes referred to as the “lock-up”), all in accordance with the Global Notice of Stock Option Grant and the Global Stock Option Agreement that govern the Option.
6.Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement.
7.Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
8.Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or a Subsidiary or Parent or Affiliate of the Company, or their respective boards (or any committee thereof), directors, officers or employees, related to tax liabilities arising from the Option or my other compensation. In particular, I acknowledge that the Option is exempt from Section 409A of the United States Internal Revenue Code of 1986, as amended, only if the exercise price per share is at least equal to the fair market value per share of the Shares at the time the Option was granted. Since Shares are not traded on an established securities market, the determination of their fair market value was made by the Committee and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the United States Internal Revenue Service (the “IRS”) will agree with the valuation, and I will not make any claim against the Company or a Subsidiary or Parent of Affiliate of the Company, or their respective boards (or any committee thereof), directors, officers or employees in the event that the IRS asserts that the valuation was too low.
9.Agreement to Enter into Company Co-Sale Agreement and/or Company Voting Agreement. Pursuant to the Global Stock Option Agreement, if requested to do so by the Company, I agree to enter into and execute the then-current Company Co-Sale Agreement and/or Company Voting Agreement concurrently with my exercise of the Option or at any other time I am requested to do so by the Company. I acknowledge that by entering into the Company Co-Sale Agreement and Company Voting Agreement I will be subjecting the Purchased Shares to the rights of first refusal and co-sale rights therein and I will be subjected to voting and other obligations and covenants regarding all Company shares I own, and all other provisions of the Company Co-Sale Agreement and/or Company Voting Agreement, as applicable
10.Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
11.Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for all Tax-Related Items (as defined in the Plan), if any, which arise in relation to this Option, or upon disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise in accordance with the Plan and the Global Stock Option Agreement.
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This Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By my acceptance hereof (whether written, electronic or otherwise), I agree, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, I accept the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this Option (including the Plan, this Notice, the Global Notice of Stock Option Grant, the Global Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

SIGNATURE:	DATE:

[Signature Page to Global Stock Option Exercise Notice and Agreement]

OPTION GRANT NO.: [●]
GLOBAL NOTICE OF STOCK OPTION GRANT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase Shares of Coinbase Global, Inc. (the “Company”), pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Global Stock Option Agreement attached hereto as Exhibit A, including, if Optionee is a citizen of, or resident of or works outside of the United States, any special terms and conditions in the addendum attached thereto (the “Addendum” and together with the Global Stock Option Agreement, the “Agreement”).

Optionee:	[●]

Maximum Number of Shares Subject to this Option:	[●]

Exercise Price Per Share (USD):	[●]

Date of Grant:	[]

Vesting Start Date:	[●]

Exercise Schedule:	This Option is immediately exercisable during its term with respect to all of the Shares.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration as provided in the Agreement or the Plan.

U.S. Tax Status of Option: (Check Only One Box):	☐ Incentive Stock Option (To the fullest extent permitted by the Code)

☐ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).

Vesting Schedule:	[]

Transferability:	Optionee may not transfer this Option except as set out in the Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
General; Agreement: By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee and the Company agree that this Option is granted under and governed by this Global Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Agreement. The Plan and the Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Agreement, as applicable. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts this Option subject to all of their respective terms and conditions. The Option grant shall be subject to any additional or replacement terms and conditions set

Immediately Exercisable Option
forth in the Addendum, which is attached to and made a part of this Grant Notice. Optionee acknowledges that there may be adverse tax consequences as a result of the Option (including upon grant or exercise of the Option or disposition of the Shares) and that Optionee should consult a tax adviser generally about the taxation of the Option. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of equity awards. This Option and any Shares subject to the Option as well as any Shares issued after February 12, 2016 (regardless of how Optionee acquired the Shares) shall be subject to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), including, but not limited to, certain transfer restrictions as summarized in the Agreement below, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”). By Optionee’s signature below, Optionee agrees that the Bylaw Restrictions, including the transfer restrictions set forth in the Agreement, shall also apply to any Shares or other stock options or equity awards that Optionee has acquired or been granted in the past (including, without limitation, any Shares, options or other equity awards that you acquired or were granted prior to the Date of Grant of this Option).
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or any third party involved in administering the Plan which the Company may designate. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate) may deliver in connection with this Option (including the Plan, this Grant Notice, the Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
Restrictions on Transfer: This Option is subject to restrictions on transfer and generally may not be transferred, except as set forth in the Agreement (see Sections 6 and 7 and the Addendum) and the Plan.

COINBASE GLOBAL, INC.

By/Signature:	Optionee Signature:

Typed Name:	Optionee’s Name:

Title:
ATTACHMENT:
Exhibit A – Global Stock Option Agreement
3

Immediately Exercisable Option
Exhibit A
Global Stock Option Agreement

Immediately Exercisable Option
GLOBAL STOCK OPTION AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
This Global Stock Option Agreement, including, if Optionee is a citizen of, or resident of or works outside of the United States, any special terms and conditions in the addendum attached thereto (the “Addendum” and, together with the Global Stock Option Agreement, this “Agreement”), is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Global Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Coinbase Global, Inc. (the “Company”) and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2019 Equity Incentive Plan (the “Plan”), or in the Grant Notice, as applicable.
1.GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of Shares set forth in the Grant Notice at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option for United States tax purposes in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”).
2.EXERCISE PERIOD.
(a)Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
(b)Exercise Period of Option. Subject to the conditions set forth in this Agreement, all or part of this Option may be exercised at any time after the Date of Grant. Shares purchased by exercising this Option may be subject to the Repurchase Option as set forth in Section 7 below. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option shall expire immediately with respect to any Unvested Shares and may not be exercised with respect to any Unvested Shares on or after Optionee’s Termination Date.
(c)Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in this Agreement or the Plan.
3.TERMINATION.
(a)Termination for Any Reason Except Death, Disability or Cause (and without Death Following Termination).
(i)Except as provided in Section 3(b)(i) below in the event of Optionee’s death following Termination for any reason other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause) and Section 3(a)(ii) below does not apply,

Immediately Exercisable Option
then (a) on Optionee's Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares as of Optionee's Termination Date and may not be exercised with respect to any such Unvested Shares, and (b) this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
(ii)Notwithstanding the foregoing, if Optionee has remained in continuous service with the Company or any Subsidiary or Parent or Affiliate of the Company as an employee, officer, director or consultant for at least two (2) years as of Optionee’s Termination Date, and Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than the earliest to occur of (i) the seven (7)-year anniversary of the Termination Date and (ii) the Expiration Date (the earliest to occur of clauses (i) and (ii), the “Extended Exercise Period”), subject to the Company’s ability to take any of the actions set forth in Section 11.1 of the Plan.
(b)Termination Because of Death or Disability (or in the Event of Death Following Termination).
(i)If Optionee is Terminated because of Optionee’s death or Disability (or in the event Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause and Section 3(a)(i) above would otherwise apply) and Section 3(b)(ii) below does not apply, then (a) on Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares as of Optionee's Termination Date and may not be exercised with respect to any such Unvested Shares, and (b) this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative, in the case of Optionee’s incapacity, or Optionee’s executor, administrator, heir or legatee, in the case of Optionee’s death, as the case may be) no later than twelve (12) months after Optionee’s Termination Date, but in any event no later than the Expiration Date.
(ii)Notwithstanding the foregoing, if Optionee has remained in continuous service with the Company or any Subsidiary or Parent or Affiliate of the Company as an employee, officer, director or consultant for at least two (2) years as of Optionee’s Termination Date, and Optionee is Terminated because of Optionee’s death or Disability, then this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee during the Extended Exercise Period, subject to the Company’s ability to take any of the actions set forth in Section 11.1 of the Plan.
(c)Termination for Cause. If Optionee is Terminated for Cause, then this Option shall expire immediately upon the first notification to Optionee of such Termination for Cause. If Optionee’s service with the Company or any Subsidiary or Parent or Affiliate of the Company is suspended pending an investigation of whether Optionee will be Terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
(d)Impact on ISOs. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12)

Immediately Exercisable Option
months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO
(e)No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company (or any Subsidiary or Parent or Affiliate of the Company), or limit in any way the right of the Company (or, if different, the Subsidiary or Parent or Affiliate of the Company for which Optionee is rendering services (the “Employer”)) to terminate Optionee’s employment or other relationship at any time, with or without Cause, subject to applicable laws.
4.MANNER OF EXERCISE.
(a)Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s incapacity, Optionee’s legal representative, or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the Shares being purchased in accordance with this Agreement and applicable Tax-Related Items. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
(b)Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable foreign, federal, state and local securities and other laws, as they are in effect on the date of exercise.
(c)Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check or wire transfer), Automated Clearing House transfer (in any case, in United States Dollars), or subject to compliance with applicable law:
(i)by cancellation of indebtedness of the Company owed to Optionee;
(ii) if permitted by the Company, by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(iii)by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(iv)provided that a public market for the Common Stock exists, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so

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purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(v)by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
(d)Tax Withholding. As a condition to the exercise of this Option, Optionee must pay or make adequate provision for all applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to the Option and Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company or, if different, Optionee’s employer (the “Employer”) (all the foregoing tax-related items, “Tax-Related Items”).
(e)Issuance of Shares. Provided that the Exercise Agreement and payment or provision for Tax-Related Items are in form and substance satisfactory to counsel for the Company, and subject to Section 5 below, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5.COMPLIANCE WITH LAWS AND REGULATIONS.
(a)General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. If deemed necessary by the Company, any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to and conditioned upon compliance by the Company and Optionee (including any written representations, warranties and agreements as the Committee may request of Optionee for compliance with applicable laws) with all applicable foreign, federal, state and local securities laws or other law, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the Date of Grant and also on the date of exercise. Optionee may not be issued any Shares if such issuance would constitute a violation of any applicable foreign, federal, state and local securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares or other equity securities of the Company may then be listed or quoted. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
(b)Non-U.S. Optionees. If Optionee’s country of residence is other than the United States, Optionee makes the following additional representations, warranties and agreements:
(i)Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;

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(ii)Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13(c)(ii) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S;
(iii)Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws; and
(iv)Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.
6.NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of Optionee only by Optionee or, in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. If Optionee is Terminated for any reason, or no reason, including without limitation, Optionee’s death, Disability, voluntary resignation or termination by the Company with or without Cause and Optionee has acquired Unvested Shares by exercising this Option, then the Company and/or its assignee(s) shall have the option to repurchase all or a portion of Optionee’s Unvested Shares (as defined in Section 2(a) of this Agreement) as of the Termination Date on the terms and conditions set forth in this Section 7 (the “Repurchase Option”).
(a)Termination and Termination Date. In case of any dispute as to whether Optionee is Terminated, the Committee shall have discretion to determine whether Optionee has been Terminated and the effective date of such Termination (the “Termination Date”).
(b)Exercise of Repurchase Option. Subject to the foregoing provisions of this Section 7, at any time within ninety (90) days after Optionee’s Termination Date, the Company and/or its assignee(s), may elect to repurchase any or all of Optionee’s Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.
(c)Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee’s personal representative as the case may be) the Unvested Shares at the lower of (a) the Fair Market Value (as defined in the Plan) per Share of such Shares on the Termination Date or (b) Optionee’s Exercise Price, as such may be proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
(d)Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Optionee to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 7(b).

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(e)Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or the Employer or any Subsidiary or Parent or Affiliate of the Company) to terminate Optionee’s employment or other relationship with Company (or the Employer or any Subsidiary or Parent or Affiliate of the Company) at any time, for any reason or no reason, with or without Cause, subject to applicable law.
8.RESTRICTIONS ON TRANSFER.
(a)Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of the Shares or any interest in the Shares issued pursuant to this Agreement (including the Addendum) (including, without limitation, a transfer by gift or operation of law) except in compliance with the provisions of the Plan, this Agreement (including the Addendum), the Company’s Bylaws, the Company’s then current Insider Trading Policy, and applicable securities and other laws.
(b)Transfer of Shares. Any Holder (as defined below) seeking to transfer of some or all of its Shares shall give written notice thereof to the Secretary of the Company that shall include: (i) the name of the Holder; (ii) the proposed transferee; (iii) the number of Shares of the transfer of which approval is thereby requested; (iv) the purchase price (if any) of the shares proposed for transfer; (v) written assurances, in form and substance satisfactory to counsel for the Company, that (a) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable foreign, federal, state and local securities or other laws or (b) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable foreign, federal, state and local securities and other laws have been taken; and (vi) written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities or other laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities or other laws for the grant of this Option, the issuance of Shares thereunder or any other issuance of securities under the Plan. The Company may require the Holder to supplement its notice with such additional information as the Company may request.
(c)Transferee Obligations. Each person (other than the Company) to whom the Shares or any interest therein are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Bylaws, (ii) the Company’s Repurchase Option and Right of First Refusal granted hereunder, (iii) the market stand-off provisions of Section 9 below and (iv) the other restrictions on transferability contained herein and in the Plan, to the same extent such Shares would be so subject if retained by Optionee.
(d)Purported Transfers. Any purported transfer of any Shares of the Company’s stock effected in violation of this Section 8 or otherwise in the Plan or this Agreement (including the Addendum) shall be null and void and shall have no force or effect and the Company shall not register any such purported transfer.
9.MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of

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Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, if requested by the managing underwriter(s) in the initial underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO (plus up to an additional period of time to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including National Association of Securities Dealers and New York Stock Exchange rules), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section 9 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section 9 and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section 9 shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
10.COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred, or pledged by Optionee or made subject to a security interest, pledge or other lien without the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion. Before any Vested Shares held by Optionee or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 10 (the “Right of First Refusal”).
(a)Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration (in any case, denominated in U.S. dollars) for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
(b)Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.
(c)Purchase Price. The purchase price for the Offered Shares purchased under this Section 10 will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee (and denominated in U.S. dollars). If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as

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determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration (and denominated in U.S. dollars).
(d)Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
(e)Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 10, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities and exchange laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section 10 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) subject to the market standoff restrictions set forth in Section 10, on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the Common Stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
(g)Effect of Company Co-Sale Agreement. If Optionee is, or at any time hereafter becomes, a party to or otherwise bound by (i) the Company’s Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of October 26, 2018, among the Company and certain stockholders of the Company, as such may be amended and/or restated from time to time, and/or (ii) any other agreement that is a successor to or replacement of such agreement (collectively, the “Company Co-Sale Agreement”), then, in the event of any conflict or inconsistency between the provisions of Section 9 hereof and/or this Section 10 and any provisions in the Company Co-Sale Agreement granting the Company and/or other security holders of the Company rights of first refusal and/or co-sale rights with respect to any or all of the Shares or imposing market stand-off restrictions, Optionee agrees with the Company that the terms and conditions of the Company Co-Sale Agreement shall apply, govern, supersede and prevail over (and in lieu of) the provisions of Section 9 hereof and/or of this Section 10 (as applicable) so long as the Company Co-Sale Agreement is in effect and Optionee is a party to or bound thereby. If the Company Co-Sale Agreement is no longer in effect or if Optionee is

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not a party to or bound thereby, then the provisions of this Section 10 shall apply in full force and effect until termination of the Right of First Refusal and the provisions of Section 9 hereof shall apply in full force and effect in accordance with its terms. As a material inducement and consideration for the Company to enter into this Agreement, Optionee hereby agrees that if, the Company requests Optionee to enter into and become a party to (a) the Company Co-Sale Agreement (and to subject the Shares to the rights of first refusal held by the Company and other Company investors thereunder and the co-sale rights of other investors thereunder) and/or (b) the Company Voting Agreement (as defined below), pursuant to which Optionee would agree to vote all shares of Company stock held by Optionee for the election of directors and in favor of certain material transactions (such as mergers or sales of the Company), then Optionee will enter into such agreements and execute and deliver signature pages thereto (as requested by the Company) in such capacities as the Company requests, at the time of exercising this Option and as a condition to such exercise or at any later time.
11.RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
12.ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
13.RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
(a)General. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement, the Bylaws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed, and any applicable federal, foreign or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The

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certificates representing the Shares issued hereunder shall bear the following legends, in addition to any other legends deemed advisable by the Committee:
(b)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION AND THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
(d)THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S BYLAWS.
(b)U.S. Optionees. Optionee understands and agrees that, if Optionee’s country of residence is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares: THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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(c)Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:
(i)THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.
(ii)PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES MAY RESELL SUCH SHARES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
(iii)A HOLDER OF THE SHARES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, RESELL THE SHARES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
(d)Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(e)Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
14.VOTING AGREEMENT. Optionee agrees that if Optionee becomes a party to (i) the Company Co-Sale Agreement or (ii) (A) the Company’s Amended and Restated Voting Agreement dated as of October 26, 2018, among the Company and certain stockholders of the Company, as such may be amended and/or restated from time to time, and/or (B) any other voting agreement that is a successor to or replacement of such agreement (collectively, the “Company Voting Agreement”), then Optionee agrees that the stock certificate(s) evidencing the Shares shall, in addition, bear any legends required under the Company Co-Sale Agreement and/or the Company Voting Agreement, as applicable.

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15.CERTAIN TAX CONSEQUENCES AND NO ADVICE REGARDING GRANT. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH OPTIONEE RESIDES OR IS SUBJECT TO TAXATION BEFORE ACCEPTING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. The Company is not providing any tax, legal, or financial advice, nor is the Company making any representations or recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the Shares.
(a)Tax Advice. Optionee has obtained any necessary advice from an appropriate independent professional adviser in relation to the Tax-Related Items in connection with the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, the Optionee is confirming that appropriate advice has been sought from an independent adviser.
(b)Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant Date and (ii) one year after the exercise date, Optionee will immediately notify the Company in writing of such disposition.
(c)Section 83(b) Election for Unvested Shares. With respect to Unvested Shares (which are subject to the Repurchase Option), unless an election is filed by Optionee who is subject to United States federal income tax with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within thirty (30) days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. To the extent Unvested Shares acquired upon exercise of an ISO coincident with the filing of an 83(b) Election by an Optionee who is subject to United States federal income tax, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the Fair Market Value on the date of vesting over the Exercise Price.
(d)Responsibility for Taxes. Regardless of any action the Company or Employer takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (ii) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Optionee acknowledges that Optionee’s liability for Tax-Related Items may exceed the amount actually withheld by the Company or the Employer.
(e)Arrangements to Satisfy Tax-Related Items. Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Optionee

Immediately Exercisable Option
authorizes the Company and/or the Employer or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) accept a cash payment in the amount of Tax-Related Items, (ii) withhold whole Shares which would otherwise be delivered to Optionee having an aggregate Fair Market Value as of the determination date or withhold an amount from Optionee’s wages or other cash compensation which would otherwise be payable to Optionee by the Company and/or the Employer, equal to the amount necessary to satisfy any such obligations, (iii) withhold from proceeds of the sale of Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization), or (iv) accept a cash payment to the Company by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable.
(f)Maximum Withholding. The Company and/or the Employer may withhold or account for Tax-Related Items by considering up to applicable maximum statutory withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have sole discretion to deliver the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this Section 15 and Optionee unconditionally consents to and approves any such action taken by the Company. Optionee (or any beneficiary or person entitled to act on Optionee’s behalf) shall provide the Company with any forms, documents or other information reasonably required by the Company in connection with the Company’s or the Employer’s withholding and/or tax reporting obligations.
16.ACKNOWLEDGEMENT. The Company and Optionee agree that the Option is granted under and governed by the Grant Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Optionee: (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Optionee has carefully read and is familiar with their provisions, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Grant Notice.
17.AWARD SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT. The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Optionee’s employment or other service that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancellation of the Option (whether vested or unvested) and the recoupment of any gains realized with respect to the Option.
18.NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of

Immediately Exercisable Option
receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: General Counsel.” Notices by facsimile shall be machine verified as received.
19.GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
20.ADDENDUM. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Addendum attached hereto if Optionee’s country of residence is other than the United States, including the special terms and conditions (if any) set forth beneath the name of such country on the Addendum. Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in the Addendum, including the special terms and conditions (if any) set forth beneath the name of such country on the Addendum, will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.
21.FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and on any Shares acquired upon exercise of this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.GENERAL PROVISIONS.
(a)Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
(b)Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement (including the Addendum and the annexes

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attached hereto), the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
(c)Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
(d)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
(e)Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
(f)Waiver. Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Optionee or any other person who holds an outstanding Option.
(g)Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the both the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
* * * * *
Attachments:
Addendum to Global Stock Option Agreement
Annex A: Form of Global Stock Option Exercise Notice and Agreement

Immediately Exercisable Option
ADDENDUM
TO
GLOBAL STOCK OPTION AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Global Notice of Stock Option Grant, the Global Stock Option Agreement to which this Addendum is attached and/or the Plan, as applicable.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States.
If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.
In accepting this Option, Optionee acknowledges, understands and agrees to the following:
1.Data Privacy Information and Consent. The Company is located at 548 Market Street, San Francisco, CA, United States, and grants awards to employees of the Company and its Subsidiaries, Parent and Affiliates, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.
1.1Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify Optionee (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.
1.2Stock Plan Administration Service Providers. The Company transfers Data to an independent stock plan administrator and other third parties based in the United States, which assists the

Immediately Exercisable Option
Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative, only if permitted by applicable laws and regulations. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.
1.3Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.
1.4Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Addendum and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.
1.5Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at 548 Market Street, San Francisco, CA, United States, Attn: Stock Administration.

Immediately Exercisable Option
1.6Special Data Provisions for Optionees Residing and/or Working in Member Countries of the European Union and/or the European Economic Area. If Optionee resides and/or works in a member country of the European Union and/or the European Economic Area, the following provisions supplement this Section 1:
(a)GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (I) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (II) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.
(b)Optionee has certain rights under data protection legislation as summarised below:
•Right of access: Optionee has the right to obtain from us confirmation as to whether or not personal data concerning Optionee is being processed, and, where that is the case, to request access to the personal data, as well as certain information on how we are processing such data.
•Right to rectification: Optionee has the right to obtain from us the rectification of inaccurate personal data concerning Optionee. Considering the purpose of the processing, Optionee may also, in some cases, be entitled to supplemental information regarding incomplete personal data.
•Right to erasure (right to be forgotten): Optionee may, in certain circumstances, have his or her personal data deleted, for example if Optionee’s personal information is no longer necessary in relation to the purpose for which it was collected, if Optionee has objected to the processing of personal data and we do not have a legitimate interest which outweighs Optionee’s interest, if the personal data has been processed unlawfully, or if the personal data must be deleted to comply with a legal obligation.
•Right to restriction of processing: Optionee may require that the Company restrict the processing of Optionee’s personal data in certain cases, for example where the Company no longer needs Optionee’s personal data but Optionee needs it to determine, enforce or defend legal claims or Optionee has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Optionee’s interest.
•Right to data portability: In some circumstances, Optionee may be entitled to receive the personal data concerning Optionee which Optionee provided to the Company in a structured, commonly used and machine-readable format and Optionee has the right to transmit those personal data to another controller.
•Right to object: Optionee has the right to object to the processing of Optionee’s personal data in certain circumstances, for example where the processing is based on the Company’s

Immediately Exercisable Option
legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override Optionee’s interests, rights and freedoms.
(c)Optionee’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Optionee’s personal data, can be obtained by contacting Optionee’s local human resources representative. If Optionee wants to review, verify, correct or request erasure of Optionee’s personal information, object to the processing of Optionee’s personal data, or request that the Company transfer a copy of Optionee’s personal information to another party, please contact Optionee’s local human resources representative.
(d)The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).
(e)The Company will separately provide the Optionee with information in a data privacy notice on the collection, processing and transfer of their personal data, including the grounds for processing.
(f)If Optionee has any grievance, issue or problem in respect of the handling or processing of Optionee’s personal data in any way, Optionee has the right to lodge a complaint to the UK Information Commissioner's Office, whose contact details are as follows: Information Commissioner’s Office, Wycliffe House, Water Lane, Wilmslow Cheshire, SK9 5AF, 0303 123 1113; casework@ico.org.uk. Alternatively, Optionee can contact the Company’s Data Protection Officer at dpo@coinbase.com
2.Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.
3.Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Immediately Exercisable Option
4.Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.
5.Extraordinary Compensation. Optionee acknowledges, understands and agrees that the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose and are extraordinary items of compensation outside the scope of Optionee’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for any purpose, including, without limitation, calculating severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments.
6.Participation Ceases When Employment Ceases. For purposes of the Option, Optionee’s service will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, the Employer or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the Optionee’s continuous service, unless determined by the Committee, in its discretion. Unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such Termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any. The Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of the Option (including whether Optionee may still be considered to be providing services while on a leave of absence).
7.Additional Acknowledgments and Agreements. In accepting this Option, Optionee also acknowledges, understands and agrees that:
•the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
•the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
•all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

Immediately Exercisable Option
•the Option and Optionee’s participation in the Plan shall not create a right to employment or other service or be interpreted as forming or amending an employment or service contract with the Company, Employer, or any Subsidiary or Parent or Affiliate of the Company and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, as applicable, to terminate Optionee’s employment or other service relationship;
•Optionee is voluntarily participating in the Plan;
•the Option and any Shares acquired under the Plan are not intended to replace any pension or retirement rights or compensation;
•the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
•if the underlying Shares do not increase in value, the Option will have no value;
•if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price
•no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
•unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
•neither the Company, the Employer nor any Subsidiary, Parent or Affiliate shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

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Notifications
This Addendum also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of December 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.
Optionee is responsible for complying with all applicable tax, foreign asset reporting and/or exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired thereunder. Prior to exercise of the Options or transfer of funds from or into Optionee’s country, Optionee should consult the local bank and/or Optionee’s exchange control advisor, as interpretations of the applicable regulations may vary; additionally, exchange control rules and regulations are subject to change without notice.
In addition, the information contained in this Addendum is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.
Country-Specific Provisions
BRAZIL
Terms and Conditions
Employment Considerations. By accepting the Option, Optionee acknowledge and agree that (i) Optionee is making an investment decision, (ii) Optionee will be entitled to vest in and exercise the Option only if the vesting conditions are met and all necessary services are provided by Optionee, and (iii) the value of the Shares is not fixed and may increase or decrease without compensation to Optionee.
Notifications
Exchange Controls. Any remittance of funds abroad should be made through a local bank duly authorized to deal in foreign exchange in Brazil. In addition to the fees that may be charged by the financial institution for having the foreign exchange transactions liquidated and the corresponding funds remitted abroad, the Brazilian Tax on Financial Transactions (“IOF”) will be due upon such remittance, at the rate of 0.38%, upon the gross amounts involved on the transaction. Funds remitted into Brazil may also be subject to this tax. Optionee should consult with his or her personal advisor for any additional details on cross-border transactions that may be subject to the IOF.

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Securities Laws. The Plan is not a public offer in Brazil and the offer is only directed at the individuals to whom the offer is specifically addressed. The Plan and the securities acquired under the Plan have not been, and will not be, publicly issued, placed, distributed, offered or negotiated in the Brazilian capital markets and, as a result, will not be registered with or supervised by the Brazilian Securities Commission (Comissão de Valores Mobiliários, the “CVM”) or any other any governmental authority in Brazil. Therefore, any shares acquired under the Plan will only be offered or sold in Brazil in circumstances which do not constitute a public offering, placement, distribution or negotiation under Brazilian capital markets regulations.
Foreign Asset Reporting. Optionee is required to report any cash or share accounts held in a foreign institution where the value of the asset is more than USD 100,000. The information must be submitted to the Central Bank by April 5. The report must be submitted through the Central Bank online portal, using a valuation for all foreign assets held as of December 31.
IRELAND
Terms and Conditions
Employment Acknowledgment. By participating in the Plan, Optionee acknowledges and agrees that the benefits received in connection with the Option will not be taken into account for any redundancy or unfair dismissal claim.
Taxes. The references in the Plan and/or the Agreement to “Tax-Related Items” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to include, in particular, Universal Social Charge (USC) and Pay Related Social Insurance (PRSI). As a condition of participation in the Plan, Optionee authorizes the Company and/or the Employer to withhold all applicable taxes arising in Ireland at the time of exercise, regardless of whether such withholding may be required by law. Optionee acknowledges that the withholding may be done by any of the methods permitted in the Global Stock Option Agreement; however, should the Company or the Employer fail to withhold any or all Tax- Related Items for any reason, it remains Optionee’s obligation to pay Optionee’s tax liability, and neither the Company nor the Employer will be liable for Optionee’s failure to satisfy Optionee’s tax payment obligations.
Notifications
Director Notification Requirement. Directors and secretaries of the Company’s Irish Parent, Subsidiary or Affiliate and their respective spouses and children under 18 years of age and family-held companies or trusts who receive an Option or other award under the Plan or sell Shares of acquired under the Plan must notify the Company’s Irish Parent, Subsidiary or Affiliate, as applicable, in writing within five business days of (i) receiving or disposing of an interest in the Company, (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification rule applies as well to a shadow director of the Company’s Irish Parent, Subsidiary or Affiliate (i.e., an individual who is not on the board of the Company’s Irish Parent, Subsidiary or Affiliate but who has sufficient control so that the board of directors acts in accordance with the “directions or instructions” of the individual).

Immediately Exercisable Option
JAPAN
Terms and Conditions
Plan Addendum. The terms and conditions of the Japan Addendum to the Plan are incorporated by reference.
Restrictions on Transfer. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.
Notifications
Securities Laws. The Company notifies Optionee, and Optionee acknowledges, that: (i) the solicitation of the Option falls under the category of solicitation towards small number investors as provided in Article 23-13.4 of the Financial Instruments and Exchange Law of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) and, therefore, no notification under Article 4.1 of the same has been made in respect of the solicitation; and (ii) Optionee is prohibited from transferring the Option, unless transferred as a whole; and/or (iii) the Option cannot be divided into parts.
Exchange Control. If Optionee remits, from his/her bank account in Japan, an amount to purchase Shares in one transaction that exceeds JPY 30,000,000, Optionee is required to file a Payment Report with the Japanese Ministry of Finance through (i) the bank through which the payment is executed within 10 days of such remittance or (ii) the Bank of Japan within 20 days of such remittance if Optionee files the Payment Report on the Foreign Exchange Online System thereof. If Optionee intends to acquire Shares with a value in excess of JPY 100,000,000 in a single transaction, Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of Japan. Note that a Payment Report is required independently of a Report Concerning Acquisition of Securities, and Optionee must file both Reports if the total amount paid on a one-time basis to purchase Shares exceeds JPY 100,000,000.
Optionee might not need to report to the Japanese Minister of Finance if the acquisition is made through a bank, securities company or other similar financial institutions, but purchases directly from the foreign parent company do not fall within this exception. Optionee should verify the limits and reporting requirements as these rules can change.
Foreign Asset Reporting. Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the Japanese tax authorities, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 of the next year. Optionee should consult with his or her personal tax advisor to determine if the reporting obligation applies to Optionee and whether Optionee will be required to include details of Optionee’s outstanding Options, as well as Shares, in the report.
There could be tax upon grant if the Option is transferable or if Optionee could enjoy the benefit of the Option in any manner other than by exercising them. Optionee should consult with personal tax advisor regarding those issues.

Immediately Exercisable Option
UNITED KINGDOM
Terms and Conditions
Employment Acknowledgment. Optionee acknowledges and agrees that his or her period of employment for purposes of the Plan will be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.
Tax Withholding Obligations. As a condition of the grant of the Option, Optionee unconditionally and irrevocably agrees:
(i)to place the Company in funds and indemnify the Company in respect of (1) all liability to UK income tax which the Company is liable to account for on Optionee’s behalf directly to Her Majesty’s Revenue and Customs (“HMRC”); (2) all liability to national insurance contributions which the Company is liable to account for on Optionee’s behalf to HM Revenue & Customs (including secondary class 1 (employer’s) national insurance contributions for which Optionee liable); and, if so required by the Company, (3) all liability to national insurance contributions for which the Company is liable which arises as a consequence of or in connection with the Option; or
(ii)to permit the Company to sell at the best price which it can reasonably obtain such number of shares allocated or allotted to Optionee following exercise as will provide the Company with an amount equal to Optionee’s UK tax liability; and to permit the Company to withhold an amount not exceeding the UK tax liability from any amount paid or payable to Optionee;
(iii)if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such the Employer’s national insurance contributions liability is transferred to Optionee;
(iv)if so required by the Company, to enter into a joint election within Section 431 of (UK) Income Tax (Earnings and Pensions) Act 2003 in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Section 423 and 424 of that act); and
(v)to sign, promptly, all documents required by the Company to effect the terms of this provision, and references in this provision to “the Company” shall, if applicable, be construed as also referring to any Affiliate of the Company.
Employment Notification. Optionee waives all rights to compensation or damages in consequence of the termination of Optionee’s office or employment with the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company for any reason whatsoever (whether lawful or unlawful and including in circumstances giving rise to a claim for wrongful dismissal) in so far as those rights arise or may arise from Optionee ceasing to hold or being able to exercise the Option, or from the loss on diminution in value of any rights or entitlements in connection with the Plan.

Immediately Exercisable Option
Notifications
Tax Notification. If payment or withholding of the tax due in connection with the Option and is not made within ninety days after the end of the year in which the tax event occurs, or such other period specified in the income tax laws, the amount of any uncollected tax will constitute a loan owed by Optionee to the Company or, if different, the Employer. Optionee agrees that the loan will bear interest at then-current official rate of HMRC.
Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company, Optionee will not be eligible for such a loan to cover the income tax due as described above. In the event that tax is not timely collected or paid, the amount of any uncollected tax will constitute a benefit to Optionee on which additional income tax and National Insurance Contributions will be payable. Optionee acknowledges that the Company or, if different, the Employer may recover any such additional taxes from Optionee. Optionee will also be responsible for reporting and paying all taxes due on this additional benefit directly to HMRC under the self-assessment regime.

Immediately Exercisable Option
ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

Immediately Exercisable Option
GLOBAL STOCK OPTION EXERCISE NOTICE AND AGREEMENT
COINBASE GLOBAL, INC.
2019 EQUITY INCENTIVE PLAN
*NOTE: Optionee must sign or electronically accept this Global Notice of Stock Option Exercise Notice and Agreement (this “Notice”) before submitting it to Coinbase Global, Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”, “I” or “me”):

Name:	Employee Number:

Address:	Email Address:
Option Information: Please provide this information on the option being exercised (the “Option”):

Grant No.

Date of Grant:	Type of Stock Option:

Exercise Price Per Share: $____	☐ Nonqualified (NQSO)

☐ Incentive (ISO)

Total number of Shares subject to the Option:
EXERCISE INFORMATION:
Number of Shares for which the Option is now being exercised [________________]. (These Shares are referred to below as the “Purchased Shares.”)
Total Exercise Price being paid for the Purchased Shares: $____________
Form of payment enclosed [check all that apply]:
Check for $____________, payable to “COINBASE GLOBAL, INC.”
Certificate(s) for ________________ shares of Class ____ Common Stock of the Company. These shares will be valued as of the date this Notice is received by the Company. [Requires Company consent.]
AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGEMENTS OF OPTIONEE: By accepting this Notice (whether written, electronic or otherwise), Optionee hereby agrees with, and represents to, the Company as follows:
1.Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of this Notice and the Global Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2019 Equity Incentive Plan, as it may be amended (the “Plan”).

Immediately Exercisable Option
2.Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register or qualify the Purchased Shares under the Securities Act or under any other securities law.
3.Securities Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the United States Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable foreign, federal, state and local securities or other laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future. In addition to any other limitation on transfer created by applicable securities and other laws, I will not assign, encumber or dispose of any interest in the Purchased Shares issued pursuant to this Notice except with the Company’s prior written consent and in compliance with the provisions of the Plan, this Notice, the Global Stock Option Agreement governing the Option, the Company’s Bylaws, the Company’s then current Insider Trading Policy, and applicable securities and other laws.
4.Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.Rights of First Refusal; Repurchase Option; Market Standoff. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal, the Company’s Repurchase Option, and the market standoff covenants (sometimes referred to as the “lock-up”), all in accordance with the Global Notice of Stock Option Grant and the Global Stock Option Agreement that govern the Option.
6.Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement.
7.Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

Immediately Exercisable Option
8.Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or a Subsidiary or Parent or Affiliate of the Company, or their respective boards (or any committee thereof), directors, officers or employees, related to tax liabilities arising from the Option or my other compensation. In particular, I acknowledge that the Option is exempt from Section 409A of the United States Internal Revenue Code of 1986, as amended, only if the exercise price per share is at least equal to the fair market value per share of the Shares at the time the Option was granted. Since Shares are not traded on an established securities market, the determination of their fair market value was made by the Committee and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the United States Internal Revenue Service (the “IRS”) will agree with the valuation, and I will not make any claim against the Company or a Subsidiary or Parent of Affiliate of the Company, or their respective boards (or any committee thereof), directors, officers or employees in the event that the IRS asserts that the valuation was too low.
9.Agreement to Enter into Company Co-Sale Agreement and/or Company Voting Agreement. Pursuant to the Global Stock Option Agreement, if requested to do so by the Company, I agree to enter into and execute the then-current Company Co-Sale Agreement and/or Company Voting Agreement concurrently with my exercise of the Option or at any other time I am requested to do so by the Company. I acknowledge that by entering into the Company Co-Sale Agreement and Company Voting Agreement I will be subjecting the Purchased Shares to the rights of first refusal and co-sale rights therein and I will be subjected to voting and other obligations and covenants regarding all Company shares I own, and all other provisions of the Company Co-Sale Agreement and/or Company Voting Agreement, as applicable.
10.Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
11.Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for all Tax-Related Items (as defined in the Plan), if any, which arise in relation to this Option, or upon disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise in accordance with the Plan and the Global Stock Option Agreement.
IMPORTANT NOTE FOR OPTIONEES SUBJECT TO UNITED STATES FEDERAL INCOME TAX: UNVESTED PURCHASED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY. PLEASE CONSULT WITH YOUR TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS AFTER THE PURCHASE OF SHARES TO BE EFFECTIVE FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.
A form of Election under Section 83(b) is attached hereto as Exhibit 1 for reference. If you are subject to United States federal income tax, unless an 83(b) election is timely filed with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed, for United States federal income tax purposes, currently on any difference between the purchase price of the Unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of United States federal taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the Fair Market Value of the Unvested Purchased Shares at the time they cease to be Unvested Purchased Shares, over the purchase price of the Unvested Purchased Shares.

Immediately Exercisable Option
This Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By my acceptance hereof (whether written, electronic or otherwise), I agree, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, I accept the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this Option (including the Plan, this Notice, the Global Notice of Stock Option Grant, the Global Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

SIGNATURE:	DATE:

[Signature Page to Global Stock Option Exercise Notice and Agreement]
Attachment:
Exhibit 1: – Section 83(b) Election Form

EXHIBIT 1
SECTION 83(b) ELECTION

ELECTION UNDER SECTION 83(B) OF THE
INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER'S NAME:

TAXPAYER'S ADDRESS:

SOCIAL SECURITY NUMBER:
2.The property with respect to which the election is made is described as follows: _______ shares of Class A Common Stock, par value $0.00001 per share, of Coinbase Global, Inc., a Delaware corporation (the “Company”), which were transferred upon exercise of an option by the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.
3.The date on which the shares were transferred was pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year ____.
4.The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the lower of (a) Taxpayer’s original purchase price per share or (b) the then fair market value per share of the shares, under certain conditions at the time of Taxpayer’s termination of employment or services.
5.The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share x _______ shares = $_______ at the time of exercise of the option.
6.The amount paid for such shares upon exercise of the option was $____ per share x ________ shares = $________.
7.The Taxpayer has submitted a copy of this statement to the Company.
8.The amount to include in gross income is $______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.]
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer's Signature